================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                        March 1, 2002 (February 25, 2002)



                                 The Knot, Inc.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                                   33-895178
(State or Other Jurisdiction of            (IRS Employer Identification No.)
       Incorporation)                           (Commission File Number)


  462 Broadway, 6th Floor, New York, New York                  10013
   (Address of Principal Executive Offices)                  (Zip Code)


                                 (212) 219-8555
               Registrant's telephone number, including area code


================================================================================

Item 5. Other Events.

         On February 25, 2002, The Knot issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

Exhibit Number
--------------

99.1    Press Release, dated February 25, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    The Knot, Inc.
                                    (Registrant)


Date:    March 1, 2002              By:      /s/ Richard Szefc
                                       -----------------------------------------
                                       Name:   Richard Szefc
                                       Title:  Chief Financial Officer



                  STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........  'r'